FIRST AMENDMENT TO
                             JOINT VENTURE AGREEMENT

     This First Amendment to Joint Venture Agreement (the "Amendment") is made as of the 20th day of November, 1997 by and between Transroll Navegacao S.A., a Brazilian corporation ("TRNSA"), Transroll Maritime Services, Ltd., a Liberian corporation ("TRN" and all references to TRN in the Agreement referred to below, shall be references to Transroll Maritime Services, Ltd.), NPR Holding Corporation, a Delaware corporation ("NPR", TRN and NPR sometimes individually entitled a "Party," or collectively, the "Parties") and each of the Persons listed on Schedule 1 attached hereto (together with NPR, the "NPR Group"). All capitalized terms used herein and not otherwise defined shall have the meanings specified in the Agreement referred to below.

                              W I T N E S S E T H :

     WHEREAS, NPR and TRNSA are parties to a joint venture agreement made as of the 6th day of August, 1997 (the "Agreement");

     WHEREAS, TRNSA has assigned its interest in the Company to TRN; and

     WHEREAS, the parties hereto wish to amend the Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. Section 8.1 of the Agreement is hereby deleted in its entirety and the following new Section 8.1 shall be inserted in lieu thereof:

     "8.1 Except as to (i) affiliates, (ii) transfers by members of the NPR Group to NPR or its affiliates, (iii) transfers of not more than 10% of the total outstanding shares of the Company, by NPR to other members of the NPR Group on or about the date of this Agreement, as reflected in the attached
Schedule I , (iv) transfers of not more than 5% of the total outstanding shares of the Company, by NPR to other members of the NPR Group, pursuant to the terms of the Securities Purchase Agreement, dated on or about the date of this Agreement, by and between certain of the members of the NPR Group and The Holt Group, Inc. as in effect on the date hereof, (v) transfers to certain members of management of the Company which in any event shall not be more than 2% of the total outstanding shares of the Company and (vi) except in accordance with
Article 15.6, neither TRN nor any member of the NPR Group shall, directly or indirectly, sell, assign, transfer, charge or otherwise encumber any part or all of their shares or voting interest in the Company, without offering to the other Party and any of its affiliates (i) a right of first refusal to acquire such shares at the price actually offered by a bona fide offeror; and (ii) the right to put all of its share in the Company to the bona fide offeror at that same price. Any attempted transfer without such offers having been made shall be void. Shares issued by the

Company shall bear a legend that any transfer thereof is subject to this provision. The transfers of shares of the Company described in Sections 8.1(iii), (iv) and (v) above shall not vest voting rights in the transferee(s); rather, voting rights in respect of such shares shall be exercised exclusively by NPR."

     2. Section 10.1 of the Agreement is hereby amended by (a) deleting the reference to "Brazil" contained therein and (b) inserting in lieu thereof a reference to "Liberia."

     3. Section 13.1 of the Agreement is hereby amended by (a) deleting the reference to "The Parties" in the first sentence thereof and (b) inserting in lieu thereof a reference to "Each of TRN and each member of the NPR Group".

     4. Section 15.1 of the Agreement is hereby amended by (a) deleting the reference to "the Parties" in each instance in the second and third sentences thereof and (b) inserting in lieu thereof a reference to "TRN and each member of the NPR Group".

     5. Section 15.2 of the Agreement is hereby amended by (a) deleting each of the references to the "Parties" contained therein and (b) inserting in lieu thereof a reference to "parties to the arbitration."

     6. Section 15.3 of the Agreement is hereby amended by (a) deleting the reference to "The Parties" in the second sentence thereof and (b) inserting in lieu thereof a reference to "TRN and each member of the NPR Group".

     7. Section 15.4 of the Agreement is hereby deleted in its entirety and the following new Section 15.4 shall be inserted in lieu thereof:

     "15.4 Neither TRN nor any member of the NPR Group shall be liable for special, consequential or punitive damages, including, but not limited to, loss of profit or business opportunity, provided such damages were not caused by intentional or willful breach and/or misconduct of a Party."

     8. Section 15.5 of the Agreement is hereby deleted in its entirety and the following new Section 15.5 shall be inserted in lieu thereof:

     "15.5 This Agreement may only be amended in whole or in part by an agreement in writing duly signed and delivered by both TRN and NPR. This Agreement constitutes the entire Agreement between TRN and each of the members of the NPR Group and shall supersede all prior agreements and expressions of intention between TRN and each of the members of the NPR Group. On and after the effective date of this Agreement, neither TRN nor any member of the NPR Group shall be bound by any preliminary correspondence or expression of intention or by anything not in a writing signed by the party to be bound thereby."

     9. Section 15.6 of the Agreement is hereby deleted in its entirety and the following new Section 15.6 shall be inserted in lieu thereof:

     "15.6 Except as provided in Article 21, this Agreement may not be assigned by either Party, other than to affiliates, whether voluntarily, involuntarily or by operation or law without the prior written consent of the other Party given as an amendment of this Agreement. A sale of all or a majority of the shares of NPR, other than to an affiliate of NPR, shall constitute a violation of this provision."

     10. Section 15.8 of the Agreement is hereby amended by (a) inserting the following new language, "or as set forth on Schedule 1 attached hereto", immediately preceding the parenthetical "(or to such other address as the recipient Party may have specified by notice given to the other Party pursuant to this provision)," (b) by (i) deleting:

    "If to NPR:       P.O. Box 3170             White & Case
                      212 Fernwood Ave.         1155 Avenue of the Americas
                      Edison, NJ 08818          New York, New York 10036
                      908.225.2121              212.819.8200
                      Attn: President           212.354.8113 (fax)"

and (ii) inserting in lieu thereof:

    "If to NPR:       P.O. Box 3170             Pepper, Hamilton & Scheetz LLP
                      212 Fernwood Ave.         3000 Two Logan Square
                      Edison, NJ 08818          Philadelphia, PA 19103
                      908.225.2121              215.981.4000
                      Attn: President           215.981.4750 (fax)".

and (c) by (i) deleting:

                           "Av. Almirante Barrosso
                           139 Grupos 201/201 Castelo
                           Rio de Janeiro, RJ Brazil"

and inserting in lieu thereof:

                           "Transroll Navegacao S.A.
                           AV. Almirante Barrosso 139
                           20.031 Rio de Janeiro, RJ, Brasil"

     11. Section 15.9 is of the Agreement is hereby deleted in its entirety and is hereby no longer of any force and effect.

     12. The Agreement is hereby amended by adding the following new Section
16.3:

     "16.3 TNX shall have the authority to create a Brazilian subsidiary company ("TNX Transportes Ltda" or "TNX Brazil"), of which TNX shall own 99% or more of this capital, to act as common carrier in the Trade. TNX shall have the authority to enter into vessel sharing agreements, cross slot charter agreements and slot charter agreements with TNX Brazil and/or with third parties."

     13. The Agreement is hereby amended by adding the following new Section
17.2:

     "17.2 In addition to the foregoing, prior to Ronald M. Katims, Paul J. Wittig, Mario Escudero, Edward W. O'Donnell, Martin McDonald, Edward G. Cawthon, Carl Robert Fox or John S. Tirpak undertaking any of the activities set forth in
Section 17.1(a) of this Agreement resulting in participation in a common carrier liner service which competes with the Trade or any of the other activities set forth in Section 17.1(b) through (d) of this Agreement, he must divest himself of his shares in the Company by selling such shares to NPR."

     14. TRNSA hereby represents to each of the members of the NPR Group that TRNSA has assigned its interest to TRN pursuant to the terms of the second sentence of Section 21.1 of the Agreement and that TRN is a company, the direct and indirect shareholders of which are all (a) non-U.S. citizens and (b) shareholders of TRNSA, or subsidiaries or affiliates of TRNSA shareholders.

     15. This Amendment shall become effective on the date on which all of the parties hereto shall have executed and delivered a counterpart of this Amendment (including by way of facsimile).

     16. Except as expressly amended hereby, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

     17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     18. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                   * * * * *

     IN WITNESS WHEREOF, this Agreement has been signed on behalf of by each of the parties hereto or by their duly authorized representatives as of the date first above written.

                                    TRANSROLL NAVEGACAO S.A.


                                    By /s/ Thomas Klien
                                       --------------------------
                                    Name:
                                    Title:


                                    TRANSROLL MARITIME
                                    SERVICES, LTD.


                                    By /s/ Thomas Klien
                                       --------------------------
                                    Name:
                                    Title:


                                    NPR HOLDING CORPORATION

                                    By /s/ Ronald M. Katims
                                       --------------------------
                                    Name:
                                    Title:


                                    BERKSHIRE FUND III INVESTMENT
                                      CORP.

                                    By /s/ Kevin T. Callaghan
                                       ----------------------------
                                    Name: Kevin T. Callaghan
                                    Title: Managing Director

                                    BERKSHIRE INVESTORS LLC

                                    By /s/ Kevin T. Callaghan
                                       ----------------------------
                                    Name: Kevin T. Callaghan
                                    Title: Managing Director

                                    PYRAMID VENTURES, INC.


                                    By /s/ Joseph Wood
                                       ------------------------
                                    Name:
                                    Title:


                                    /s/ Ronald M. Katims
                                    --------------------------
                                    Ronald M. Katims


                                    /s/ Paul J. Wittig
                                    -------------------------
                                    Paul J. Wittig


                                    /s/ Mario F. Escudero
                                    -------------------------
                                    Mario F. Escudero


                                    DEAN WITTER REYNOLDS
                                    CUSTODIAN FOR MARIO
                                    ESCUDERO IRA ROLLOVER


                                    By /s/ Kenneth A. Porter
                                       -----------------------
                                    Name: Kenneth A. Porter
                                    Title: Vice President and Branch Manager



                                    /s/ Edward W. O'Donnell
                                    --------------------------
                                    Edward W. O'Donnell


                                    /s/ Martin McDonald
                                    --------------------------
                                    Martin McDonald

                                    /s/ Edward G. Cawthon
                                    --------------------------
                                    Edward G. Cawthon

                                     DEAN WITTER REYNOLDS
                                     CUSTODIAN FOR JOHN S. TIRPAK
                                     IRA ROLLOVER


                                     By /s/ Kenneth A. Porter
                                        ------------------------
                                     Name: Kenneth A. Porter
                                     Title: Vice President & Branch Manager


                                     /s/ Carl Robert Fox
                                     --------------------------
                                     Carl Robert Fox


                                     /s/ Thomas Power
                                     --------------------------
                                     Thomas Power


                                     /s/ Manuel Luis Del Valle
                                     --------------------------
                                     Manuel Luis Del Valle


                                     /s/ Russel T. Stern, Jr.
                                     --------------------------
                                     Russell T. Stern, Jr.


                                     /s/ John S. Tirpak
                                     --------------------------
                                     John S. Tirpak